                                                                    Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 01/01/04 - 01/31/04

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                         DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.    ATTACHED    ATTACHED
------------------                                                           --------    --------    --------
Schedule of Cash Receipts and Disbursements                                  MOR - 1A       x
   Bank Reconciliations (or copies of Debtor's bank reconciliations)         MOR - 1B       x
Statement of Operations                                                      MOR - 2
Balance Sheet                                                                MOR - 3
Status of Postpetition Taxes                                                 MOR - 4        x
   Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                       x
   Copies of tax returns filed during reporting period (See Tax Affidavit)                              x
Summary of Unpaid Postpetition Debts                                         MOR - 4        x
   Listing of aged accounts payable                                                         x
Accounts Receivable Aging                                                    MOR - 5        x
Debtor Questionnaire                                                         MOR - 5        x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY


/s/ Mark E. Toney                              Chief Executive Officer
---------------------------------              ---------------------------------
Signature of Responsible Party                 Title

Mark E. Toney                                  2/19/2004
---------------------------------              ---------------------------------
Printed Name of Responsible Party              Date


PREPARER:


/s/ John P. Boyle                              Chief Accounting Officer
---------------------------------              ---------------------------------
Signature of Preparer                          Title

John P. Boyle                                  2/19/2004
---------------------------------              ---------------------------------
Printed Name of Preparer                       Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 01/01/04 - 01/31/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                         CURRENT MONTH             CUMULATIVE FILING TO DATE
                                                  ------------------------------   -------------------------
                                                  DEBTOR          NON-DEBTOR (M)            ACTUALS
                                                  ------          --------------            -------
CASH BEGINNING                                     2,512              5,300                   7,565

RECEIPTS (b)
Owned Domestic Lease Payments                      2,083                 --                  20,858
Securitization Collections / (Transfers) (a)          --             37,112                 237,635
Repayment From / (To) Trusts (c)(r)                   --                 --                      89
Owned International Lease Payments (d)               745                 --                   7,280
International Bank Transfers In (n)                  381                 --                   2,767
Receipts on Behalf of Affiliates                     500                 --                   2,814
DIP Advances                                       5,000                 --                  18,207
Other Receipts (e)                                 9,840                 --                  16,930
                                                 -------            -------                --------

TOTAL RECEIPTS                                    18,549             37,112                 306,580

DISBURSEMENTS
Payroll (f)(g)                                    (1,097)                --                  (4,641)
Benefits (f)(g)                                     (100)                --                    (537)
Building Costs (h)                                  (215)                --                    (963)
Equipment Costs                                     (218)                --                  (1,005)
Auto, Travel & Entertainment                         (22)                --                    (131)
Outside Services (i)                                (169)                --                    (377)
Sales & Use Taxes                                    (28)                --                  (1,265)
Debt Repayment to Banks (d)(j)                      (468)                --                  (5,135)
International Bank Transfers Out (n)                (193)                --                  (4,008)
Servicer Disbursements (a)                            --            (37,346)               (236,604)
Payments on Behalf of Affiliates (k)                (763)               (56)                 (3,004)
Other Expense (l)                                   (280)                --                  (1,245)

DIP Repayments                                    (5,510)                --                 (23,556)
DIP Operating Reserve (s)                         (7,526)                --                 (13,535)
DIP Fees                                            (190)                --                    (358)
Professional Fees                                 (2,613)                --                 (10,999)
U.S. Trustee Quarterly Fees                          (31)                --                    (134)
                                                 -------            -------                --------

TOTAL DISBURSEMENTS                              (19,423)           (37,402)               (307,497)

NET CASH FLOW                                       (874)              (290)                   (917)

CASH END OF MONTH                                  1,638              5,010                   6,648

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                          (19,423)
   Transfers to Debtor in Possession Accounts                                                     --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                       --
   Payments on Behalf of Affiliates (k)                                                          763
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                              (18,660)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 01/01/04 - 01/31/04

BANK RECONCILIATIONS
(in thousands)

                                                           DEBTOR ACCOUNTS                NON-DEBTOR ACCOUNTS         CURRENT MONTH
                                                 -----------------------------------  ------------------------------  -------------
                                                 DEBTOR OPERATING  INTERNATIONAL (P)  RESTRICTED (M)  LOCKBOX (A)(O)     ACTUALS
                                                 ----------------  -----------------  --------------  --------------     -------
CASH BEGINNING OF MONTH                                1,622              890            3,140            2,160            7,812

RECEIPTS (b)
Owned Domestic Lease Payments                          2,083               --               --               --            2,083
Securitization Collections / (Transfers) (a)              --               --           11,064           26,048           37,112
Repayment From / (To) Trusts (c)(r)                       --               --               --               --               --
Owned International Lease Payments (d)                    --              745               --               --              745
International Bank Transfers In (n)                       --              381               --               --              381
Receipts on Behalf of Affiliates                         500               --               --               --              500
DIP Advances                                           5,000               --               --               --            5,000
Other Receipts (e)                                     9,830               10               --               --            9,840
                                                     -------           ------           ------          -------          -------

TOTAL RECEIPTS                                        17,413            1,136           11,064           26,048           55,661

DISBURSEMENTS
Payroll (f)(g)                                          (943)            (154)              --               --           (1,097)
Benefits (f)(g)                                          (81)             (19)              --               --             (100)
Building Costs (h)                                      (124)             (91)              --               --             (215)
Equipment Costs                                         (164)             (54)              --               --             (218)
Auto, Travel & Entertainment                              (9)             (13)              --               --              (22)
Outside Services (i)                                    (168)              (1)              --               --             (169)
Sales & Use Taxes                                        (28)              --               --               --              (28)
Debt Repayment to Banks (d)(j)                            --             (468)              --               --             (468)
International Bank Transfers Out (n)                      --             (193)              --               --             (193)
Servicer Disbursements (a)                                --               --           (9,775)         (27,571)         (37,346)
Payments on Behalf of Affiliates (k)                    (756)              (7)             (56)              --             (819)
Other Expense (l)                                       (108)            (172)              --               --             (280)

DIP Repayments                                        (5,510)              --               --               --           (5,510)
DIP Operating Reserve (s)                             (7,526)              --               --               --           (7,526)
DIP Fees                                                (190)              --               --               --             (190)
Professional Fees                                     (2,613)              --               --               --           (2,613)
U.S. Trustee Quarterly Fees                              (31)              --               --               --              (31)
                                                     -------           ------           ------          -------          -------

TOTAL DISBURSEMENTS                                  (18,251)          (1,172)          (9,831)         (27,571)         (56,825)

NET CASH FLOW                                           (838)             (36)           1,233           (1,523)          (1,164)

CASH END OF MONTH                                        784              854            4,373              637            6,648

BANK BALANCE                                           5,403              854               --              737            6,994
   Deposits in Transit                                    --               --               --               --               --
   Outstanding Checks                                   (246)              --               --               --             (246)
   Non-Debtor Funds in Debtor Accounts (m)            (4,373)              --            4,373               --               --
   Other (q)                                              --               --               --             (100)            (100)
ADJUSTED BANK BALANCE                                    784              854            4,373              637            6,648

See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 01/01/04 - 01/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (ALL $ AMOUNTS IN THOUSANDS)

      (a) Securitization-related wires received at the Fleet 6540 account are transferred to the respective securitization trust bank accounts. Checks received at the Debtor-owned US Bank 7074 lockbox are comprised of both securitized and Debtor-owned contract payments. Customers route their contract payments to 7074 where they are sorted according to the ownership of the related contract. US Bank automatically transfers contract payments that can be identified from lockbox 7074 to a series of other US Bank accounts for each of the securitized pools, on the day the funds are received without any control or intervention by DVI Financial Services, Inc. (DFS), case #03-12657. In contrast, certain remittances cannot be immediately identified or belong to DFS and require intervention by DFS to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt. Funds belonging to DFS are sent to the Fleet operating account (6540). Due to the approved transfer of servicing responsibility to US Bancorp approved February 3, 2004, January 31, 2004 is the last day the activities noted above will be executed.

      (b) The continued collection of cash for all contracts serviced by DFS (which was subsequently transferred on February 3, 2004 to US Bancorp), on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by securitizations remains a priority. DFS's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DFS maintains its entire portfolio on Info Lease. DFS's retail equipment business (large-ticket) employs 3 full-time collectors. The accounts of DVI Business Credit Corporation (BC), case #03-12658, customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The sale of substantially all of DVI Inc.'s (DVI), case #03-12656, European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DFS refers the most challenging situations to outside counsel.

      (c) DFS services the portfolio of 9 securitizations (servicing was transferred to US Bancorp on February 3, 2004). It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. On a daily basis, DFS remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS has been required in the past to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, DFS no longer makes servicer advances. The trustee has notified the note holders that an amortizing event has occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools (see footnote r).

      (d) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In January, $745 of customer payments were received in the Debtors bank accounts (see footnote j).

      (e) The $9,840 of other receipts consists of the repayment of outstanding customer contracts including Physicians Endoscopy - $3,718 and excess cash from the wind down of Asian assets - $3,993 and Strategic Partners Group - $525 (see December 2003 MOR for additional information), cash funded contract payoffs and fees - $1,589, miscellaneous - $5 and International - $10.

      (f) The number of employees at the end of the period as compared to pre-petition:

                      July                  231
                      January                66

      (g) The Debtor's domestic benefit-to-payroll relationship is 15.3% for DFS. Benefit costs are reduced for collection of COBRA payments and payroll was adjusted for KERP payments during the period.

      (h) Building costs of $215 consist of the following: Jamison office - $107, Chicago SPG office - $33, International - $91 and other miscellaneous utilities, storage, etc - $23. Allocation to BC - ($39).

      (i) Outside services costs of $169 are comprised of the following: workout/collections consultants and counsel - $174, payroll processing - $2, miscellaneous - $8 and International - $1. Allocation to BC - ($16).

      (j) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

            Principal and interest payments totaling $467 were made during January. Please see the table below for detail of principal payments and the January ending balances (note that ending balances are affected by currency translation). .

                                        JANUARY          ENDING
BANK                                   PRINCIPAL         BALANCE
NAME               COUNTRY             REPAYMENTS     JAN 31, 2004
----               -------             ----------     ------------
ING           United Kingdom               --                 890
Isbank        Turkey                       --               9,064
Oyak          Turkey                      184               5,004
Lombard       United Kingdom              283             $10,827
                                         ----
                                         $467
                                         ====


      (k) The $756 paid by DFS on behalf of BC consists of the allocation of Jamison-based costs totaling $175, the direct payment of BC invoices $558 and payment of $23 in Non-Debtor interest. Furthermore, DFS paid out $56 on behalf of MSF (a non-Debtor entity) during the period and $7 for MSF expenses paid by International sources.

      (l) Other expenses of $280 are comprised of the following: electronic data processing - $32, staffing and clerical - $27, SEC filing services - $20, bank charges - $13, International - $172 (includes $145 of bank interest) and other miscellaneous of $28. Allocation to BC - ($12).

      (m) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (n) Transfers of $381 were received in the international branch accounts during January. These transfers are primarily for cash management within DVI Financial Services and also for transfers from foreign subsidiaries.

            Transfers of $193 were paid out of the international branch accounts during January. These transfers are primarily for cash management within DVI Financial Services and also for transfers to foreign subsidiaries.

      (o) All routine monthly customer receipts flow through this US Bank lockbox account (No. 7074). There are no journal entries required for non-Debtor funds that are automatically transferred to the proper securitization bank account by US Bank because both the credit (customer account) and debit (proper bank account) for the initial entry are known at the time of the daily lease system report. There is no need to record an entry showing that those funds made a temporary stop in the 7074 account for a few hours before they were automatically transferred.

            The amounts appearing below (including the $836 ending balance), reflect funds for 1) those non-Debtor funds where intervention by DFS was necessary, and 2) Debtor-owned contracts. In both instances, the debit (receipt) is necessary to offset the credit to the customer account in the daily lease system report. DFS needs 24 hours to identify the proper bank account for non-Debtor funds and book a credit (transfer out). Similarly, when the Debtor-owned funds are transferred from 7074 to Fleet bank account (6540), a credit (transfer out) is booked.

                        TRANSFER OUT       RECEIVED       BANK BALANCE
                        ------------       --------       ------------
DEC. 31                       --                --            2,260
Jan. 2                        --               847            3,107
Jan. 5                      (733)            2,824            5,198
Jan. 6                    (1,316)            1,237            5,118
Jan. 7                    (1,121)              428            4,425
Jan. 8                    (2,808)              478            2,095
Jan. 9                    (1,465)            2,787            3,417
Jan. 12                       (6)              724            4,135
Jan. 13                     (256)              691            4,569
Jan. 14                   (3,129)            1,522            2,962
Jan. 15                     (795)              179            2,346
Jan. 16                   (1,915)              991            1,422
Jan. 19                       --               904            2,326
Jan. 20                   (1,304)              256            1,278
Jan. 21                     (970)               71              379
Jan. 22                      (78)              376              677
Jan. 23                     (245)              700            1,131
Jan. 26                     (392)              459            1,198
Jan. 27                     (491)              821            1,528
Jan. 28                     (523)               83            1,087
Jan. 29                     (788)              620              919
Jan. 30                     (662)              579              836
JAN. 31                       --                --              836

      (p)   Accounts for international branches of DFS (see footnote d).

      (q)   Primarily returned wires and checks.

      (r) On January 6, 2004, DFS, as servicer, announced that it reached an agreement (the "Settlement Agreement") to settle outstanding issues and claims, amend certain provisions of the governing documents and transfer servicing (collections) to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"). Parties to the Settlement Agreement include DFS, USBPS, U.S. Bank National Association and the Ad Hoc Committee of Securitization Noteholders. If approved, DFS would receive cash proceeds of nearly $30 million mostly from the recovery of previous DFS servicer advances.

            On February 3, 2004, the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") approved the Settlement Agreement.

      (s) Estimated by DFS per DIP loan agreement approved by the Court on December 1, 2003.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 01/01/04 - 01/31/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                         Beginning        Amount                       Ending
                                            Tax        Withheld or       Amount          Tax
                                         Liability       Accrued          Paid        Liability
                                         ---------       -------          ----        ---------
FEDERAL
Withholding                                    --           193           (193)            --
FICA-Employee                                  --            76            (76)            --
FICA-Employer (b)                               3            85            (76)            12
Unemployment                                   --             4             (4)            --
Income (c)(d)                              61,465        (6,594)          (668)        54,203
Other                                          --            --             --             --
    Total Federal Taxes                    61,468        (6,236)        (1,017)        54,215
STATE AND LOCAL
Withholding                                    --            32            (32)            --
Sales (b)                                   3,701           441           (640)         3,502
Excise                                         --            --             --             --
Unemployment                                   --            25            (25)            --
Real Property                                  --            --             --             --
Personal Property                              --            --             --             --
Florida Doc Stamp                              --            --             --             --
Franchise                                      --            --             --             --
Other: Local Income Tax Withholding             7            (7)            --
    Total State and Local                   3,701           505           (704)         3,502
TOTAL TAXES                                65,169        (5,731)        (1,721)        57,717

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                        AMOUNT
----------------------                        ------
Current                                         163
0 - 30 days                                      --
31 - 60 days                                     --
61 - 90 days                                     --
91+ days                                         --
TOTAL ACCOUNTS PAYABLE
                                                163

Explain how and when the Debtor intends to pay any past-due postpetition debts.


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See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 01/01/04 - 01/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 01/01/04 - 01/31/04


                           ACCOUNTS RECEIVABLE AGING

(in thousands)

                                                                        NON-DEBTOR
ACCOUNTS RECEIVABLE AGING (a)(b)(c)                DEBTOR AMOUNT          AMOUNT
-----------------------------------                -------------          ------
0 days old                                            89,332             248,398
1 - 30 days old                                        8,532              54,396
31 - 60 days old                                       5,493              13,094
61 - 90 days old                                      18,574              15,342
91- 120 days old                                       4,768              20,061
+ Over 121 days                                       74,324             153,986
Total Accounts Receivable                            201,023             505,277

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                       YES       NO
----------------------------                                                                       ---       --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below. (SEE ATTACHED APPENDICES)                                X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                                    X
3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                                           X
4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                                           X


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See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 01/01/04 - 01/31/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (ALL $ AMOUNTS IN THOUSANDS)

      (a) Amounts appearing in each of the delinquency categories represent the contracts' total remaining principal balance. The contract amounts appearing in the Accounts Receivable Aging Schedule consist of both owned ($201,023) and securitized contracts ($505,277). Under the relevant agreements, the Debtor's obligors generally are considered late if payment on a contract has not been received when due. Default on contracts results in acceleration of all remaining payments.

            In the December 2003 Monthly Operating Report, due to the transferring of servicing for certain contracts to US Bancorp at various times since the petition date, the delinquency information for various contracts no longer serviced by the Debtor were reflected in the current aging category since the Debtor did not have access to the delinquency information from the new servicer at the time of reporting. The Debtor now has received the delinquency statistics for December 2003 as well as the current period. By applying the same method to calculate delinquency for January 2004 on the prior page, the December 2003 delinquency information would be restated as follows:

                                             DEBTOR             NON-DEBTOR
                                             ------             ----------
0 days                                      $102,041              258,700
1 - 30 days                                   10,566               53,499
31 - 60 days                                  18,440               31,385
61 - 90 days                                   2,040               13,422
91 - 120 days                                 27,990               28,252
120 + days                                    54,886              129,174
                                            --------             --------
                                            $215,963             $514,432
                                            ========             ========

      (b) At the inception of individual contracts, scheduled future payments are established for their entire term and recorded in our asset management system. The combined (principal and interest) scheduled payment for Debtor-owned contracts would approximate $2.3 million for the month immediately following the period covered by this report. That amount will fluctuate in subsequent months as various large end-of-term payments come due. Due to a variety of collection difficulties the Debtor is currently encountering with its customers as a result of Chapter 11, the anticipated actual collections next month will vary significantly from those originally scheduled.

      (c) Only includes receivables assets that represent amounts due from customers, not items such as certain accruals required under FAS 140 that are not amounts due from customers.

DVI Financial Services Inc.                Case No. 03-12657 (MFW)
                                           Reporting Period: 01/01/04 - 01/31/04




                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

            2/19/2004                          /s/ John P. Boyle
---------------------------------              ---------------------------------
             Date                              Signature of Responsible Party
                                               John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                         Reporting period: 01/01/04 - 01/31/04

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:      Physicians Endoscopy, LLC (PELL) was a customer that
                        develops and manages freestanding ambulatory surgery centers in partnership with practicing physicians.
                        The operation was founded in 1998, and DVI Financial
                        Services Inc. (DFS) was the Company's sole source of financing. PELL grew in size over the past 5 years and, at January 31, 2004, owned a minority position in 4 centers and a majority in 2 centers. However, due to its bankruptcy, DFS no longer had the resources to support PELL's future growth and potential. PELL's owners subsequently obtained alternative financing for 2 DFS contracts. Based on DFS' assessment for the recovery of its loans and PELL's market value at January 2004, it agreed to accept consideration totaling $5.5 million in repayment of the 2 contracts.

Effective Date:         01/23/04

Contracts Disposed:

                        Customer lease                      $5,748
                        Promissory note                      3,645
                                                            ------
                                                             9,393

Compensation (a):       Cash                                $5,000
                        Promissory note                        500
                                                            ------

Loss on Transaction:                                        $3,893
                                                            ======

(a) $1,282 of proceeds sent to JE Matthews I, LLC to satisfy related debt

                                                                      APPENDIX 2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                         Reporting period: 01/01/04 - 01/31/04

        REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:      KHMC Services, Inc. is a financially distressed MRI
                        facility operator in New York City. Following a protracted effort by DFS to revive and sell the business, DFS has determined that it no longer has the resources to pursue such a strategy, and has concluded that the most cost efficient course of action is to reject the lease for the facility and abandon the assets.

Effective Date:         01/01/04

Contracts Disposed:

                        Customer leases                      $3,640
                        Litigation expense receivable           214
                                                             ------
                                                              3,854

Compensation (a):                                                $0
                                                             ------
Loss on Transaction:                                         $3,854
                                                             ======

(a) Debtor is pursuing claims against the operators of the facility and will recognize any recoveries as they occur

                                                                      APPENDIX 3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                         Reporting period: 01/01/04 - 01/31/04

        REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description: DFS has 4 delinquent lease contracts through its subsidiary, Strategic Partners Group (SPG), for Gregory Chaney, MD and Dequindre Corporation. Following a period of negotiations to alleviate the delinquency, DFS was able to reach a settlement and dispose of the leases.

Effective Date:         01/31/04

Contracts Disposed:

                        Customer leases                          $83
                                                                 ---

Compensation:                                                    $32
                                                                 ---
Loss on Transaction:                                             $51
                                                                 ===

                                                                      APPENDIX 4

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                          Reporting period: 12/1/03 - 12/31/03

        REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:      DFS occasionally repossesses medical equipment from
                        delinquent borrowers as part of the recovery of that customers' unpaid contract balance. Before its petition for protection under bankruptcy, DFS remarketed that equipment to an extensive list of its existing customers or other parties. DFS often provided financing for the equipment that enabled it to realize the equipment's retail value in the new transaction. Only on rare occasions would DFS resort to remarketing the equipment on a wholesale basis through an equipment broker. DFS no longer has the resources to pursue a retail remarketing strategy and has been forced to resort to an expedited disposal process to satisfy claims against its estate.
                        Further, because of the prominence that its recent bankruptcy has received in the used medical equipment market, DFS has been forced to dispose of its equipment at distress values.

Effective Date:         01/01/04 - 01/31/04

Asset Value:

      Cancer Care                                $350
      SPG related equipment                        12
                                                 ----
      Total Asset Value                           362

Compensation:                                     $30
                                                 ----

Loss on Transactions:                            $332
                                                 ====